OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2023
Disclosure Of Detailed Information About Other Investments [Abstract]
OTHER INVESTMENTS [Text Block]

4. OTHER INVESTMENTS

	December 31,	December 31,
	2023	2022
Balance at beginning of the year	$10,035	$11,200
Investment additions, at cost	73	2,305
Proceeds from disposals	(2,451)	-
Loss on investments	(2,522)	(3,470)
Balance at end of the year	5,135	10,035
Less: Non-current portion	-	1,388
Current investments	$5,135	$8,647

The Company holds $5,049 in investments that are classified as Level 1 and $86 in investments that are classified as Level 3 in the fair value hierarchy (Note 20) and are classified as financial assets measured at FVTPL. The fair value of Level 1 investments is determined based on a market approach reflecting the closing price of each investment at the reporting date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the investment, being the market with the greatest volume and level of activity for the investments. Investments classified as Level 3 in the fair value hierarchy are share purchase warrants and the fair value of the warrants at each period end has been estimated using the Black-Scholes Option Pricing Model.

During the year ended December 31, 2022, the Company acquired 6,600,000 units of Max Resource Corp ("Max") through a private placement with each unit consisting of one common share and ½ share purchase warrant. At the same time, the Company entered into a collaboration agreement with Max under which acquired shares and warrants of Max that have certain transfer restrictions and cannot be liquidated before March 28, 2024. Accordingly, at inception these shares and warrants were classified as non-current and are classified as such in the comparative figures. As at December 31, 2023, these warrants have a $0 value.